Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, an Irish public limited company (the “Company”), hereby severally constitutes and appoints Christa Davies and Darren Zeidel, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 (the “Registration Statements”) under the Securities Act of 1933, as amended (the “Securities Act”), pertaining to Class A Ordinary Shares of the Company that may be offered and sold pursuant to each of the Aon plc 2011 Incentive Plan, the Aon Deferred Compensation Plan, the Aon plc Global Share Purchase Plan, the Aon Stock Award Plan and the Aon Stock Incentive Plan, and any and all amendments and supplements thereto or to the prospectus contained therein (including any and all post-effective amendments), and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statements or additional registration statement comply with the Securities Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of April 1, 2020.

/s/ Gregory C. Case
Gregory C. Case

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, an Irish public limited company (the “Company”), hereby severally constitutes and appoints Christa Davies and Darren Zeidel, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 (the “Registration Statements”) under the Securities Act of 1933, as amended (the “Securities Act”), pertaining to Class A Ordinary Shares of the Company that may be offered and sold pursuant to each of the Aon plc 2011 Incentive Plan, the Aon Deferred Compensation Plan, the Aon plc Global Share Purchase Plan, the Aon Stock Award Plan and the Aon Stock Incentive Plan, and any and all amendments and supplements thereto or to the prospectus contained therein (including any and all post-effective amendments), and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statements or additional registration statement comply with the Securities Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of April 1, 2020.

/s/ Lester B. Knight
Lester B. Knight

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, an Irish public limited company (the “Company”), hereby severally constitutes and appoints Christa Davies and Darren Zeidel, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 (the “Registration Statements”) under the Securities Act of 1933, as amended (the “Securities Act”), pertaining to Class A Ordinary Shares of the Company that may be offered and sold pursuant to each of the Aon plc 2011 Incentive Plan, the Aon Deferred Compensation Plan, the Aon plc Global Share Purchase Plan, the Aon Stock Award Plan and the Aon Stock Incentive Plan, and any and all amendments and supplements thereto or to the prospectus contained therein (including any and all post-effective amendments), and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statements or additional registration statement comply with the Securities Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of April 1, 2020.

/s/ Jin-Young Cai
Jin-Young Cai

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, an Irish public limited company (the “Company”), hereby severally constitutes and appoints Christa Davies and Darren Zeidel, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 (the “Registration Statements”) under the Securities Act of 1933, as amended (the “Securities Act”), pertaining to Class A Ordinary Shares of the Company that may be offered and sold pursuant to each of the Aon plc 2011 Incentive Plan, the Aon Deferred Compensation Plan, the Aon plc Global Share Purchase Plan, the Aon Stock Award Plan and the Aon Stock Incentive Plan, and any and all amendments and supplements thereto or to the prospectus contained therein (including any and all post-effective amendments), and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statements or additional registration statement comply with the Securities Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of April 1, 2020.

/s/ Jeffrey C. Campbell
Jeffrey C. Campbell

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, an Irish public limited company (the “Company”), hereby severally constitutes and appoints Christa Davies and Darren Zeidel, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 (the “Registration Statements”) under the Securities Act of 1933, as amended (the “Securities Act”), pertaining to Class A Ordinary Shares of the Company that may be offered and sold pursuant to each of the Aon plc 2011 Incentive Plan, the Aon Deferred Compensation Plan, the Aon plc Global Share Purchase Plan, the Aon Stock Award Plan and the Aon Stock Incentive Plan, and any and all amendments and supplements thereto or to the prospectus contained therein (including any and all post-effective amendments), and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statements or additional registration statement comply with the Securities Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of April 1, 2020.

/s/ Fulvio Conti
Fulvio Conti

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, an Irish public limited company (the “Company”), hereby severally constitutes and appoints Christa Davies and Darren Zeidel, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 (the “Registration Statements”) under the Securities Act of 1933, as amended (the “Securities Act”), pertaining to Class A Ordinary Shares of the Company that may be offered and sold pursuant to each of the Aon plc 2011 Incentive Plan, the Aon Deferred Compensation Plan, the Aon plc Global Share Purchase Plan, the Aon Stock Award Plan and the Aon Stock Incentive Plan, and any and all amendments and supplements thereto or to the prospectus contained therein (including any and all post-effective amendments), and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statements or additional registration statement comply with the Securities Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of April 1, 2020.

/s/ Cheryl A. Francis
Cheryl A. Francis

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, an Irish public limited company (the “Company”), hereby severally constitutes and appoints Christa Davies and Darren Zeidel, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 (the “Registration Statements”) under the Securities Act of 1933, as amended (the “Securities Act”), pertaining to Class A Ordinary Shares of the Company that may be offered and sold pursuant to each of the Aon plc 2011 Incentive Plan, the Aon Deferred Compensation Plan, the Aon plc Global Share Purchase Plan, the Aon Stock Award Plan and the Aon Stock Incentive Plan, and any and all amendments and supplements thereto or to the prospectus contained therein (including any and all post-effective amendments), and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statements or additional registration statement comply with the Securities Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of April 1, 2020.

/s/ J. Michael Losh
J. Michael Losh

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, an Irish public limited company (the “Company”), hereby severally constitutes and appoints Christa Davies and Darren Zeidel, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 (the “Registration Statements”) under the Securities Act of 1933, as amended (the “Securities Act”), pertaining to Class A Ordinary Shares of the Company that may be offered and sold pursuant to each of the Aon plc 2011 Incentive Plan, the Aon Deferred Compensation Plan, the Aon plc Global Share Purchase Plan, the Aon Stock Award Plan and the Aon Stock Incentive Plan, and any and all amendments and supplements thereto or to the prospectus contained therein (including any and all post-effective amendments), and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statements or additional registration statement comply with the Securities Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of April 1, 2020.

/s/ Richard B. Myers
Richard B. Myers

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, an Irish public limited company (the “Company”), hereby severally constitutes and appoints Christa Davies and Darren Zeidel, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 (the “Registration Statements”) under the Securities Act of 1933, as amended (the “Securities Act”), pertaining to Class A Ordinary Shares of the Company that may be offered and sold pursuant to each of the Aon plc 2011 Incentive Plan, the Aon Deferred Compensation Plan, the Aon plc Global Share Purchase Plan, the Aon Stock Award Plan and the Aon Stock Incentive Plan, and any and all amendments and supplements thereto or to the prospectus contained therein (including any and all post-effective amendments), and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statements or additional registration statement comply with the Securities Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of April 1, 2020.

/s/ Richard C. Notebaert
Richard C. Notebaert

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, an Irish public limited company (the “Company”), hereby severally constitutes and appoints Christa Davies and Darren Zeidel, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 (the “Registration Statements”) under the Securities Act of 1933, as amended (the “Securities Act”), pertaining to Class A Ordinary Shares of the Company that may be offered and sold pursuant to each of the Aon plc 2011 Incentive Plan, the Aon Deferred Compensation Plan, the Aon plc Global Share Purchase Plan, the Aon Stock Award Plan and the Aon Stock Incentive Plan, and any and all amendments and supplements thereto or to the prospectus contained therein (including any and all post-effective amendments), and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statements or additional registration statement comply with the Securities Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of April 1, 2020.

/s/ Gloria Santona
Gloria Santona

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director or officer of Aon plc, an Irish public limited company (the “Company”), hereby severally constitutes and appoints Christa Davies and Darren Zeidel, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 (the “Registration Statements”) under the Securities Act of 1933, as amended (the “Securities Act”), pertaining to Class A Ordinary Shares of the Company that may be offered and sold pursuant to each of the Aon plc 2011 Incentive Plan, the Aon Deferred Compensation Plan, the Aon plc Global Share Purchase Plan, the Aon Stock Award Plan and the Aon Stock Incentive Plan, and any and all amendments and supplements thereto or to the prospectus contained therein (including any and all post-effective amendments), and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statements or additional registration statement comply with the Securities Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of April 1, 2020.

/s/ Carolyn Y. Woo
Carolyn Y. Woo